UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2023

IDEANOMICS, INC.

(Exact name of registrant as specified in its charter)

Nevada	20-1778374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

001-35561

(Commission File Number)

1441 Broadway, Suite 5116, New York, NY 10018

(Address of principal executive offices) (Zip Code)

212-206-1216

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	IDEX	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Current Report on Form 8-K/A (this “Amendment No. 1”) amends the Current Report on Form 8-K filed by Ideanomics, Inc., a Nevada corporation (the “Company”) dated January 25, 2022 and filed with the Securities and Exchange Commission on February 1, 2023 (the “Original Form 8-K”).

This Amendment No. 1 is solely for the purpose of providing the financial statements required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K in connection with the Company’s previously reported acquisition of Via Motors International, Inc. (“Via”).

Items included in the Original Form 8-K, including exhibits, that are not included herein are not amended and remain in effect as of the date of filing of the Original Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets

This Amendment No. 1 on Form 8-K/A amends and supplements the Original Form 8-K to include the historical audited financial statements of Via and the pro forma combined financial information required by Item 9.01 of Form 8-K that were not included in the Original Form 8-K in reliance on the instructions to such item. All disclosure under Item 2.01 in the Original Form 8-K is hereby incorporated by reference into this Item 2.01. Except as set forth herein, no modifications have been made to information contained in the Original Form 8-K, and the Company has not updated any information contained therein to reflect events that have occurred since the date of the Original Form 8-K.

Item 9.01 Exhibits and Financial Statements.

(a)	Financial statements of business acquired

The audited financial statements of Via for the years ended December 31, 2022 and 2021, with the accompanying notes, are attached hereto as Exhibit 99.1.

(b)	Pro forma financial information

The unaudited pro forma condensed combined financial information of the Company and Via as of and for the year ended December 31, 2022, with the accompanying notes, are attached hereto as Exhibit 99.2.

(c)	Exhibits:

Exhibit Number	Description

99.1	Audited financial statements of Via Motors International, Inc. for the years ended December 31, 2022 and 2021.
99.2	Unaudited pro forma condensed combined financial information of the Company and Via Motors International, Inc. as of and for the year ended December 31, 2022.
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ideanomics, Inc.

Date: July 3, 2023	By:	/s/ Alfred Poor
Alfred Poor
Chief Executive Officer

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